MORGAN STANLEY                       [MAP OF WORLD]               March 13, 1997
Asset Finance Group
ABS/MBS Capital Markets


--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET


                               ----------------

                                 $250,000,000

                                 (APPROXIMATE)

                       GREEN TREE FINANCIAL CORPORATION
                              SELLER AND SERVICER

                               ----------------

          GREEN TREE RECREATIONAL, EQUIPMENT & CONSUMER TRUST 1997-A

--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

                                                    $250,000,000 (Approximate)
                                    Green Tree Recreational, Equipment & Consumer Trust 1997-A

                                                 Green Tree Financial Corporation
                                                         Seller & Servicer
                                                      Transaction Highlights

                                    Expected        Average                                         Scheduled        Exp. Final
                          Class      Ratings         Life                                            Payment          Maturity
                           Size     (Moody's        to 10%                             Rate         Window to          to 10%
Class     Class Size       (%)       /Fitch)     Optional Call       Index             Cap      10% Opt. Call/(1)/  Opt. Call/(1)/
A-1A      $ 65,000,000    26.00%    Aaa/AAA         0.93         1-mo. LIBOR          10.75%    23 mos.--4/97-2/99      2/99
A-1B       136,250,000    54.50%    Aaa/AAA         2.96         1-mo. LIBOR          12.00%    72 mos.--4/97-3/03      3/03
A-2         12,500,000     5.00%    Aa3/AA          2.30         1-mo. LIBOR          10.75%    72 mos.--4/97-3/03      3/03
A-3         11,875,000     4.75%    A3/A            2.30         1-mo. LIBOR          10.75%    72 mos.--4/97-3/03      3/03
A-4          9,375,000     3.75%    Baa3/BBB        2.30         1-mo. LIBOR          10.75%    72 mos.--4/97-3/03      3/03
 B          15,000,000     6.00%    Baa1/A          5.99         6.25% of 2/03 UST     N/A         1-mo.--3/03          3/03
Note:  (1)  Assumes pricing prepayment speeds of 28% CPR for motorcycles, 1.0% ABS for trucks, 325% SPA for marine products, and
            18% CPR for the remaining assets.

Seller/Servicer:           Green Tree Financial Corporation ("Green Tree") is both Seller and Servicer
Indenture Trustee:         First Trust National Association (a subsidiary of First Bank System,
                           Minneapolis, MN)
Owner Trustee:             Wilmington Trust Company
Underwriters:              MORGAN STANLEY & CO. INCORPORATED (LEAD MANAGER), Merrill Lynch
                           (co-manager)
Pool Asset Types:          Fixed rate, amortizing consumer loans collateralized by Motorcycles,
                           Trucks, Marine Products, Sport Vehicles, Aircrafts, Recreational Vehicles,
                           Horse Trailers, and Keyboards
Pricing Prepayment Speed:  Motorcycles (28% CPR), Trucks (1% ABS), Marine Products (325% SPA), and
                           Sport Vehicles, Aircrafts, Horse Trailers, Recreational Vehicles and
                           Keyboards (each, 18% CPR)
Contract Addition Amount:  $53,323,651 (approximately 21% of the financing amount is expected to be used to purchase contracts on the closing date of the transaction)
Expected Pricing Date:     March 14, 1997
Expected Settlement Date:  March 20, 1997 (through DTC, CEDEL, or Euroclear for Notes and through DTC only for the Certificates)
Pricing Structure:         Priced to 10% Optional Call
Distribution Dates:        The 15th of each month, beginning April 15, 1997.  0-day delay pricing/payment structure
Day Count Basis:           Actual/360 interest accrual on floating rate Notes; 30/360 interest accrual for fixed rate Certificates
Legal Final Maturity:      April 15, 2018
Optional Call Date:        On any Distribution Date when the Pool Scheduled Principal Balance is 10%
                           or less of Cutoff Date Pool Principal Balance
Credit Enhancement:        Class A-1A: 19.50% Subordination + Excess Servicing
                           Class A-1B: 19.50% Subordination + Excess Servicing
                           Class A-2: 14.50% Subordination + Excess Servicing
                           Class A-3: 9.75% Subordination + Excess Servicing
                           Class A-4: 6.00% Subordination + Excess Servicing
                           Certificates (Class B): Green Tree Limited Guaranty + Excess Servicing
                           1.50% Reserve Account, available to the Notes only, funded through excess servicing and reduced to 0.50% when Certificates (Class B) reaches 9.50%
                           of remaining collateral balance
Trust Tax Status:          Owner Trust.  The floating rate Notes are debt of the Trust while the fixed rate Certificates represent ownership interests in the Trust for tax purposes
ERISA Eligibility:         Class A-1A, Class A-1B, Class A-2, Class A-3, and Class A-4 Notes only
---------------------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree
Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below.
NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy.
ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD
BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED
BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE
MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO
INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS
AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN
ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
In the event of any such offering, these materials, including any description of the consumer loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley
& Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co.
International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURE AUTHORITY.

           Green Tree Recreational, Equipment & Consumer Trust 1997-A
                             Collateral Description

 .    The consumer loans (the "Contracts") were originated or purchased by Green
     Tree in the ordinary course of business. The information presented below pertains to Contracts originated through February 26, 1997 (the "Initial Contracts") as of the Cutoff Date for each such Initial Contract. Additional Contracts will be purchased by the Trust on the Closing Date (the "Subsequent Contracts"). Although the Subsequent Contracts sold to the Trust will have characteristics that differ somewhat from the characteristics of the Initial Contracts described herein, Green Tree does not expect that the characteristics of the Subsequent Contracts will vary materially from those of the Initial Contracts. Additionally, the Subsequent Contracts will conform to certain criteria specified in the Sale and Servicing Agreement between Green Tree and the Trust.

 .    Green Tree expects that, on the Closing Date, the Contract Pool, which will consist of Initial Contracts and Subsequent Contracts, will have an aggregate principal balance as of the Closing Date of approximately $250,000,000. All of the Contracts will be retail installment sales contracts and promissory notes purchased by Green Tree from dealers who regularly originate and sell such contracts and notes to Green Tree, or originated by Green Tree directly. The Contracts are generally prepayable at any time without penalty.

                             Initial Contract Pool

                                                                         % of Cutoff
                                                                          Date Pool      Average
                            # of        % of        Scheduled Principal   Principal     Principal
        Asset Type        Contracts  Contract Pool      Balance            Balance       Balance
----------------------    ---------  -------------  -------------------  -----------   -----------
Aircrafts                     266         2.42          37,615,755.18        19.13      141,412.61
Trucks                        814         7.42          56,340,742.40         8.65       69,214.67
Recreational Vehicles       1,331        12.13          25,158,018.57         2.79       18,901.59
Motorcycles                 2,841        25.89          26,236,155.85         3.34        9,234.83
Keyboard Instruments          586         5.34           6,080,821.94         3.09       10,376.83
Marine Products             1,540        14.03          24,153,526.00         2.28       15,684.11
Horse Trailers                837         7.63           8,327,575.56         4.23        9,949.31
Sport Vehicles              2,759        25.14          12,763,753.76         6.49        4,626.22
                           ------       -------       ---------------       -------    -----------
    Total                  10,974       100.00%       $196,676,349.26       100.00%    $ 17,922.03
                           ======       =======       ===============       =======    ===========

                           Wtd. Avg.       Wtd. Avg. Original        Wtd. Avg.             Wtd. Avg.
     Asset Type         Contract Rate       Scheduled Term        Remaining Term/(1)/      LTV Ratio
---------------------   -------------      ------------------     --------------------     ---------
Aircrafts                   9.72               155.70                 155.21                 88.82
Trucks                     11.26                50.84                  50.28                 91.93
Recreational Vehicles      10.26               146.11                 145.40                 80.52
Motorcycles                13.50                65.25                  64.25                 81.52
Keyboard Instruments       11.49                71.32                  70.45                 84.64
Marine Products            10.50               138.35                 137.04                 83.39
Horse Trailers             11.55               115.24                 112.76                 83.37
Sport Vehicles             15.78                52.13                  50.92                 83.91
                           ------              ------                 ------                 -----
     Total                 11.35%               99.20                  98.35                 86.33%
                        =============      ==================     ====================     =========
Note:  (1)  Based on scheduled payments due after the Cutoff Date and assuming no prepayments on the Initial Contracts.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.   These materials do not
constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the
investment concerned.   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURE AUTHORITY.

               Geographic Distribution Of Initial Contracts/(1)/
               --------------------------------------------

                                                                             Aggregate            % of Contract Pool by
                           Number of              % of Number            Principal Balance             Outstanding
   State                   Contracts              of Contracts              Outstanding             Principal Balance
   -----                   ---------              ------------              -----------             -----------------
California                   2,190                   19.97                 31,416,709.65                    15.97
Texas                        1,392                   12.69                 25,499,212.11                    12.97
Florida                      1,230                   11.21                 24,870,117.62                    12.65
North Carolina                 612                    5.58                  9,919,036.00                     5.04
Other States(/2)/            5,550                   50.55                104,971,273.88                    53.37
                             -----                  ------               ---------------                   ------
          Total             10,974                  100.00%              $196,676,349.26                   100.00%
                            ======                  ======               ===============                   ======

Notes:  (1)  Based on the address of the Obligor set forth in Green Tree's records.
        (2) Other States category consists of States each of which represented less than 5.00% by aggregate principal balance outstanding of the Initial Contracts as of the Cutoff Date.



                   Years Of Origination Of Initial Contracts
                   -----------------------------------------

                         Number of        Aggregate Principal         % of Contract Pool by
 Year of Origination     Contracts        Balance Outstanding     Outstanding Principal Balance
 -------------------     ---------        -------------------     -----------------------------
        1993                    3               36,766.97                      0.02
        1994                   47              380,679.57                      0.19
        1995                  105            1,275,853.71                      0.65
        1996                3,482           51,397,127.06                     26.13
        1997                7,337          143,585,921.95                     73.01
                           ------         ---------------                    ------
          Total            10,974         $196,676,349.26                    100.00%
                           ======         ===============                    ======



                 Distribution Of Original Loan-To-Value Ratios
                 ----------------------------------------------
                              Of Initial Contracts
                              --------------------

                         Number of        Aggregate Principal         % of Contract Pool by
 Loan-to-Value Ratio     Contracts        Balance Outstanding     Outstanding Principal Balance
 -------------------     ---------        -------------------     -----------------------------
 (less
 than)   61%                  896            7,275,259.78                      3.70
       61 - 65                355            3,559,664.17                      1.81
       66 - 70                480            5,008,971.47                      2.55
       71 - 75                776            9,008,738.08                      4.58
       76 - 80              1,194           19,375,933.16                      9.85
       81 - 85              1,590           23,254,897.18                     11.82
       86 - 90              3,901           71,056,860.36                     36.13
       91 - 95                980           23,932,824.52                     12.17
      Over 95%                802           34,203,200.54                     17.39
                           ------         ---------------                    ------
          Total            10,974         $196,676,349.26                    100.00%
                           ======         ===============                    ======

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

             Distribution of Original Amounts of Initial Contracts
             -----------------------------------------------------


                                                             % of Contract Pool
   Original Contract      Number of   Aggregate Principal      by Outstanding
  Amount (in Dollars)     Contracts   Balance Outstanding    Principal Balance
-----------------------   ---------   -------------------    ------------------

Less than $10,000           6,310         33,352,935.85            16.97
$10,000 - $19,999           2,721         38,493,056.73            19.58
$20,000 - $29,999             813         19,308,637.26             9.82
$30,000 - $39,999             325         11,075,390.59             5.63
$40,000 - $49,999             171          7,491,833.79             3.81
$50,000 - $59,999             105          5,712,668.80             2.90
$60,000 - $69,999              80          5,116,963.34             2.60
$70,000 - $79,999              71          5,265,435.43             2.68
$80,000 - $89,999             104          8,740,163.80             4.44
$90,000 - $99,999              80          7,443,032.92             3.78
$100,000 - $109,999            30          3,099,905.97             1.58
$110,000 - $119,999            24          2,731,221.37             1.39
$120,000 - $129,999            14          1,755,050.62             0.89
$130,000 - $139,999             8          1,069,186.18             0.54
$140,000 - $149,999            12          1,735,024.98             0.88
$150,000 - $159,999            12          1,839,833.05             0.94
$160,000 - $169,999             3            492,013.00             0.25
$170,000 - $179,999            10          1,745,671.09             0.89
$180,000 - $189,999             5            922,949.24             0.47
$190,000 - $199,999             6          1,167,859.19             0.59
$200,000 - $249,999            14          3,011,993.55             1.53
$250,000 - $299,999            16          4,245,797.37             2.16
$300,000 - $349,999             6          1,936,636.90             0.98
$350,000 - $399,999             6          2,271,486.14             1.15
$400,000 - $449,999             5          2,046,725.04             1.04
$450,000 - $499,999             2            926,918.44             0.47
$500,000 - $549,999             5          2,615,531.00             1.33
$550,000 - $599,999             1            553,442.03             0.28
$600,000 - $649,999             1            633,070.00             0.32
$750,000 - $799,999             1            798,526.00             0.41
$850,000 - $899,999             1            883,626.38             0.45
$950,000 - $999,999             1            972,000.00             0.49
$1,000,000 - $1,999,999         9         12,621,397.00             6.42
Over $2,000,000                 2          4,600,366.21             2.34
                           ------       ---------------           ------

    Total                  10,974       $196,676,349.26           100.00%
                           ======       ===============           ======

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

                      Contract Rates Of Initial Contracts
                      -----------------------------------

                                                   % of Contract Pool
                   Number of  Aggregate Principal    by Outstanding
Contract Rate      Contracts  Balance Outstanding   Principal Balance
---------------    ---------  -------------------  ------------------
0.00% - 9.00%          166        21,842,471.23           11.11
9.01% - 10.00%       1,216        53,464,768.94           27.19
10.01% - 11.00%      1,941        40,953,233.58           20.82
11.01% - 12.00%      1,527        28,683,745.21           14.58
12.01% - 13.00%        871        14,443,422.65            7.34
13.01% - 14.00%      1,298        13,148,925.61            6.69
14.01% - 15.00%      1,253         9,308,639.47            4.73
15.01% - 16.00%        993         6,015,367.06            3.06
16.01% - 17.00%        736         3,757,623.46            1.91
Over 17.00%            973         5,058,152.05            2.57
                    ------      ---------------          -------

   Total            10,974      $196,676,349.26          100.00%
                    ======      ===============          =======


               Remaining Months To Maturity Of Initial Contracts
               -------------------------------------------------

                                                 % of Contract Pool
                 Number of  Aggregate Principal    by Outstanding
 Contract Rate   Contracts  Balance Outstanding   Principal Balance
---------------  ---------  -------------------  ------------------
Less-than 31           710         6,881,196.74            3.50
31 - 60              6,042        80,285,193.84           40.83
61 - 90              1,600        25,989,912.44           13.21
91 - 120             1,285        26,993,805.74           13.72
121 - 150              697        13,341,593.40            6.78
151 - 180              596        38,310,803.21           19.48
181 - 210                4           535,724.11            0.27
211 - 240               40         4,338,119.78            2.21
                    ------      ---------------          -------

     Total          10,974      $196,676,349.26          100.00%
                    ======      ===============          =======

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

                              SUBSEQUENT CONTRACTS
                              --------------------


          The following are the assumed characteristics of the Subsequent Contracts as of the Cutoff Date:

                               Aggregate
                               Principal                 % of Subsequent
                                Balance                   Pool Principal       Weighted Average    Weighted Average
     Asset Type               Outstanding                    Balance             Contract Rate       Original Term          Age
     ----------               -----------                    -------             -------------       -------------          ---
Aircrafts                    10,198,528.69                    19.13                   9.72              156                  0
Trucks                       15,275,319.49                    28.65                  11.26               51                  0
Recreational Vehicles         6,820,939.07                    12.79                  10.26              146                  0
Motorcycles                   7,113,247.81                    13.34                  13.50               65                  0
Keyboard Instruments          1,648,655.92                     3.09                  11.49               71                  0
Marine Products               6,548,597.17                    12.28                  10.50              138                  0
Horse Trailers                2,257,804.42                     4.23                  11.55              115                  0
Sport Vehicles                3,460,558.17                     6.49                  15.78               52                  0
                            --------------                   ------
               Total        $53,323,650.74                   100.00%
                            ==============                   ======

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.   These materials do not
constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the
investment concerned.   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURE AUTHORITY.

                            Delinquency Experience
                            ----------------------

                                                                                     At December 31,
                                                                 ---------------------------------------------------
                                                                  1992       1993       1994       1995       1996
                                                                 ------     ------     ------     ------     -------
Number of Contracts Outstanding/(1)/...........................  16,215     16,386     21,137     49,965     104,698

Number of Contracts Outstanding/(2)/
  30-59 Days...................................................     136        151        181        643       1,390
  60-89 Days...................................................      34         34         50        219         494
  90 Days or More..............................................     107        108        134        350         934
                                                                 ------     ------     ------     ------     -------
Total Contracts Delinquent.....................................     277        293        365      1,212       2,818
                                                                 ======     ======     ======     ======     =======
Delinquencies as a Percentage of Contracts Outstanding/(3)/....    1.71%      1.79%      1.73%      2.43%       2.69%

--------------
(1)  Excludes contracts already in repossession.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3)  By number of contracts.


                       Loan Loss/Repossession Experience
                       ---------------------------------

                                                                                    At December 31,
                                                                 ------------------------------------------------------
                                                                   1992       1993       1994       1995        1996
                                                                 --------   --------   --------   --------   ----------
Number of Contracts Outstanding/(1)/...........................    16,215     16,386     21,137     49,965      104,698
Number of Contracts Outstanding/(1)/...........................    16,257     16,415     21,184     50,233      105,410
Principal Balance of Contracts/(1)/............................  $128,561   $113,391   $148,734   $506,449   $1,351,220
Contract Liquidations:
  Units........................................................       269        175        160        365        1,968
  Percentage/(2)/..............................................      1.65%      1.07%      0.76%      0.73%        1.87%
Net Losses:
  Dollars/(3)/.................................................     1,867        981        884      1,278        9,249
  Percentage/(4)/..............................................      1.45%      0.87%      0.59%      0.25%        0.68%

--------------
(1)  As of period end.  Includes contracts already in repossession.
(2) As a percentage of the total number of contracts being serviced as of period end.
(3) The calculation of net loss includes unpaid interest to the date of repossession and all expenses of repossession and liquidation.
(4) As a percentage of the principal balance of contracts being serviced as of period end.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

                              Structural Overview
                              -------------------

DISTRIBUTIONS:               Distributions of principal and interest on the
                             Notes and the Certificates are made to the extent
                             of the Amount Available (as defined below) on each
                             Distribution Date.

                             The Amount Available on each Distribution Date generally includes: (a) payments on the Contracts due and received during the preceding month, plus
                             (b) prepayments and other unscheduled collections received during the preceding month, plus (c) all collections in respect of principal on the Contracts received during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which the Distribution
                             Date occurs), plus (d) any amounts deposited in respect of the Contracts repurchased by Green Tree pursuant to the Sale and Servicing Agreement, plus
                             (e) all earnings from the investment of funds in the Collection Account, plus (f) payments under the Limited Guaranty, if any, and minus (g) with respect to Distribution Dates other than April 15, 1997, all collections of principal on the Contracts received during the preceding month up to and including the third business day prior to the preceding Distribution Date (but in no event later than the 10th day of the prior month).

                             On each Distribution Date, the five Classes of Notes will each receive interest followed by principal according to their numeric order in a sequential manner, with the Class A-1A and Class
                             A-1B Notes (collectively, the "Class A-1 Notes") receiving interest and principal payments before the Class A-2, Class A-3 and Class A-4 Notes. The
                             Class A-1A and Class A-1B Notes will each receive interest and principal on a pari passu basis, with the Class A-1A Notes entitled to receive 67% of the total principal payable on the Class A-1 Notes
                             (until the Class A-1A Principal Balance has been reduced to zero) and the Class A-1B Notes entitled to receive 33% of the total principal payable on the Class A-1 Notes (100% after the Class A-1A
                             Principal Balance has been reduced to zero). The
                             Certificates will not receive any distributions of interest until the full amount of interest and principal payable on the Notes on each Distribution
                             Date has been paid. The Certificates will not be entitled to receive any distributions of principal until all of the Notes have been paid in full.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

CLASS A-1A AND CLASS A-1B          Interest on the outstanding Class A-1A
INTEREST:                          Principal Balance will accrue from March 20,
                                   1997, or from the most recent Distribution
                                   Date, to but excluding the following
                                   Distribution Date at the applicable Class
                                   Rate (floating based on 1 month LIBOR subject to a 10.75% cap for Class A-1A) for such monthly period.

                                   Interest on the outstanding Class A-1B
                                   Principal Balance will accrue from March 20,
                                   1997, or from the most recent Distribution
                                   Date, to but excluding the following
                                   Distribution Date at the applicable Class
                                   Rate (floating based on 1 month LIBOR subject to a 12.00% cap for Class A-1B) for such monthly period.


                                   Should the Available Amount be less than the amount necessary to pay the full amount of interest due to both Class A-1A and Class A-1B Noteholders, interest payments available for each class will be allocated pro rata on the outstanding principal balance of each class.

                                   Any interest shortfalls will be carried
                                   forward, and will bear interest at the
                                   applicable Class Rate, to the extent legally permissible. Interest on the Class A-1A and Class A-1B Notes will be calculated on an actual/360 basis.

CLASS A-1A AND CLASS A-1B          After the payment of all interest payable on
PRINCIPAL:                         the Class A-1A and Class A-1B Notes, to the
                                   extent of funds available, Class A-1A and Class A-1B Noteholders are entitled to receive an aggregate amount equal to 85.64%
                                   (approximately) of the Formula Principal
                                   Distribution Amount for such Distribution
                                   Date plus the Unpaid Class A-1 Principal
                                   Shortfall, if any, from prior Distribution
                                   Dates.

                                   The "Formula Principal Distribution Amount" for each Distribution Date will generally be equal to the sum of the following: (i) all scheduled payments of principal due on each outstanding Contract during the preceding month; (ii) the scheduled principal balance of each Contract purchased by Green Tree during the preceding month pursuant to the Sale and Servicing Agreement; (iii) all partial principal prepayments applied and all principal prepayments in full received during the preceding month; (iv) the scheduled principal balance of each Contract that became liquidated during the preceding month;
                                   (v) all collections in respect of principal on the Contracts received during the current month up to and including the third business day prior to such Distribution Date (but in no event later than the 10th day of the month in which Distribution Date occurs), minus
                                   (vi) with respect to all Distribution Dates except April 15, 1997, all collections of principal on the Contracts received during the preceding month up to and including the third business day prior to the preceding Distribution Date (but in no event later than the 10th day of the prior month).

                                   Until the Class A-1A Principal Balance has been reduced to zero, 67% of the total principal payable on the Class A-1 Notes will be paid to the Class A-1A Noteholders and 33% of the total principal payable on the Class A-1 Notes will be paid to the Class A-1B Noteholders. After the Class A-1A Principal Balance has been reduced to zero, 100% of the total principal payable on the Class A-1 Notes will be paid to the Class A-1B Noteholders.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

CLASS A-2 INTEREST:          Interest on the outstanding Class A-2 Principal
                             Balance will accrue from March 20, 1997, or from the most recent Distribution Date, to but excluding the following Distribution Date at the Class A-2
                             Rate (floating, based on 1 month LIBOR, subject to a 10.75% cap) for such monthly period. Interest will be paid to the extent of funds available after payment of all interest and principal payable on the Class A-1 Notes on each Distribution Date.

                             Any interest shortfalls will be carried forward, and will bear interest at the Class A-2 Rate, to the extent legally permissible. Interest on the Class A-2 Notes will be calculated on an actual/360 basis.

CLASS A-2 PRINCIPAL:         To the extent of funds available after payment of
                             all interest and principal on the Class A-1 Notes and interest on the Class A-2 Notes, Class A-2
                             Noteholders will be entitled to receive the sum of 5.32% (approximately) of the Formula Principal
                             Distribution Amount for such Distribution Date plus the Unpaid Class A-2 Principal Shortfall, if any, from prior Distribution Dates.

CLASS A-3 INTEREST:          Interest on the outstanding Class A-3 Principal
                             Balance will accrue from March 20, 1997, or from the most recent Distribution Date, to but excluding the following Distribution Date at the Class A-3
                             Rate (floating, based on 1 month LIBOR, subject to a 10.75% cap) for such monthly period. Interest will be paid to the extent of funds available after payment of all interest and principal payable on the Class A-1 and Class A-2 Notes on each
                             Distribution Date.

                             Any interest shortfalls will be carried forward, and will bear interest at the Class A-3 Rate, to the extent legally permissible. Interest on the Class A-3 Notes will be calculated on an actual/360 basis.

CLASS A-3 PRINCIPAL:         To the extent of funds available after payment of
                             all interest and principal on the Class A-1 Notes and the Class A-2 Notes and interest on the Class
                             A-3 Notes, the Class A-3 Noteholders will be entitled to receive the sum of 5.05%
                             (approximately) of the Formula Principal
                             Distribution Amount for such Distribution Date plus the Unpaid Class A-3 Principal Shortfall, if any, from prior Distribution Dates.



This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

CLASS A-4 INTEREST:          Interest on the outstanding Class A-4 Principal
                             Balance will accrue from March 20, 1997, or from the most recent Distribution Date, to but excluding the following Distribution Date at the Class A-4 Rate (floating, based on 1 month LIBOR, subject to a 10.75% cap) for such monthly period.
                             Interest will be paid to the extent of funds available after payment of all interest and principal payable on the Class A-1, Class A-2 and Class A-3 Notes on each Distribution Date.

                             Any interest shortfalls will be carried forward, and will bear interest at the Class A-4 Rate, to the extent legally permissible. Interest on the Class A-4 Notes will be calculated on an actual/360 basis.

CLASS A-4 PRINCIPAL:         To the extent of funds available after payment of
                             all interest and principal on the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes and interest on the Class A-4 Notes, Class A-4
                             Noteholders will be entitled to receive the sum of 3.99% (approximately) of the Formula Principal
                             Distribution Amount for such Distribution Date plus the Unpaid Class A-4 Principal Shortfall, if any, from prior Distribution Dates.

CERTIFICATE INTEREST:        Interest on the outstanding Certificate Principal
                             Balance will accrue from March 20, 1997, or from the most recent Distribution Date, to but excluding the following Distribution Date at the Pass-Through Rate. Interest will be paid to the extent of funds available after payment of all interest and principal payable on the Notes on each Distribution Date.

                             Any interest shortfalls will be carried forward, and will bear interest at the Pass-Through Rate, to the extent legally permissible. Interest on the Certificates will be calculated on a 30/360 basis.

CERTIFICATE PRINCIPAL:       Commencing on the Distribution Date on which the
                             Notes have been paid in full, principal will be payable on the Certificates in the amount of 100% of the Formula Principal Distribution Amount for such Distribution Date (less any amounts paid on the Notes in respect of principal), plus the Unpaid Certificate Principal Shortfall, if any, from prior Distribution Dates.

RESERVE ACCOUNT (NOTES):     Noteholders will have the benefit of the Reserve
                             Account to cover any interest or principal shortfalls after payments on each Class of Notes with a prior numeric designation. The Reserve
                             Account will be funded with excess spread after the Closing Date up to an amount equal to 1.5% of the Cutoff Date Pool Principal Balance. The
                             Reserve Account reduces to 0.5% of the Cutoff Date
                             Pool Principal Balance once the Certificates represent 9.5% of the current outstanding Pool
                             Principal Balance.  The Sale and Servicing
                             Agreement will specify the circumstances under which the Reserve Account will be increased or reduced.

This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

LIMITED GUARANTY             Green Tree will be obligated under the Limited
(CERTIFICATES):              Guaranty to pay on any Distribution Date the
                             amount, equal to the difference, if any, between the Certificateholders' Distributable Amount
                             (generally equal to accrued and unpaid interest on the Certificates, plus 100% of the Formula
                             Principal Distribution Amount, if Certificates are entitled to principal payments, plus any Unpaid
                             Certificate Principal Shortfall, and plus any Certificate Principal Liquidation Loss not previously paid) and the funds available in the Collection Account after distribution of all interest and principal payable on the Notes and any replenishing deposits in the Reserve Account on such Distribution Date.

LOSSES ON LIQUIDATED         If net liquidation proceeds from a liquidated
CONTRACTS:                   contract are less than the scheduled principal
                             balance of such liquidated contract, the deficiency will generally be absorbed by excess spread, then by the Certificates, and then by each Class of Notes in inverse numeric order.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

                            Prepayment Assumptions
                            ----------------------

*    This transaction will be priced using the following "Base Case" prepayment rates:
     Horse Trailers, Aircrafts, Sports Vehicles, Keyboard Instruments, RV's 18% CPR
     Marine Products                                                       325% SPA
     Motorcycles                                                            28% CPR
     Trucks                                                                  1% ABS

CPR (Constant Prepayment Rate) represents an assumed constant rate of prepayment each month, expressed as a per annum percentage of the outstanding principal balance of the Contracts secured by all Products other than marine products and trucks; SPA (Standard Prepayment Assumption) represents an assumed rate of prepayment each month of the outstanding principal balance of the Contracts secured by marine products; ABS (Absolute Prepayment Model) represents an assumed rate of prepayment each month relative to the original number of Contracts secured by trucks.

   Average Life Sensitivities at the Respective Percentages of the Base Case
   -------------------------------------------------------------------------

     TO CALL                  80%          90%          100%         110%         120%         130%
     A-1A Notes            --------     --------      --------     --------      --------    --------
       Window                  26           25           23           22           21           20
       Avg. Life              1.05         0.99         0.93         0.88         0.84         0.79
     Maturity Date         05/15/1999   04/15/1999   02/15/1999   01/15/1999   12/15/1998   11/15/1998
     A-1B Notes
       Window                  82           77           72           68           64           61
       Avg. Life              3.29         3.12         2.96         2.81         2.68         2.56
     Maturity Date         01/15/2004   08/15/2003   03/15/2003   11/15/2002   07/15/2002   04/15/2002
     A-2-A-4 Notes
       Window                  82           77           72           68           64           61
       Avg. Life              2.57         2.43         2.30         2.19         2.08         1.99
     Maturity Date         01/15/2004   08/15/2003   03/15/2003   11/15/2002   07/15/2002   04/15/2002
     Certificates
       Window                   1            1            1            1            1            1
       Avg. Life              6.82         6.40         5.99         5.65         5.32         5.07
       Maturity Date       01/15/2004   08/15/2003   03/15/2003   11/15/2002   07/15/2002   04/15/2002

                            --------     --------     --------     --------     --------     --------
     To Maturity              80%          90%          100%         110%         120%         130%
     A-1A Notes             --------     --------     --------     --------     --------     --------
       Window                  26           25           23           22           21           20
       Avg. Life              1.05         0.99         0.93         0.88         0.84         0.79
     Maturity Date         05/15/1999   04/15/1999   02/15/1999   01/15/1999   12/15/1998   11/15/1998
     A-1B Notes
       Window                 100           95           89           85           80           76
       Avg. Life              3.34         3.16         3.00         2.85         2.72         2.59
     Maturity Date         07/15/2005   02/15/2005   08/15/2004   04/15/2004   11/15/2003   07/15/2003
     A-2-A-4 Notes
       Window                 100           95           89           85           80           76
       Avg. Life              2.60         2.46         2.33         2.22         2.11         2.01
     Maturity Date         07/15/2005   02/15/2005   08/15/2004   04/15/2004   11/15/2003   07/15/2003
     Certificates
       Window                  57           62           68           72           77           81
       Avg. Life             10.00         9.66         9.31         8.95         8.59         8.23
       Maturity Date       03/15/2010   03/15/2010   03/15/2010   03/15/2010   03/15/2010   03/15/2010

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request.   These materials do not
constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the
investment concerned.   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURE AUTHORITY.

Class A-1A Amortization Schedule at Base Case Pre-Payment Speed
---------------------------------------------------------------
1 yr 5.6770  2 yr 6.0958  3 yr 6.2634  5 yr 6.4280  10 yr 6.5963  30 yr 6.8707

Tranche A1A
Average Life: 0.9338
Total Interest: 3,394,493.92
Per  Date           Balance          Principal         Interest     Coupon
0    03/15/1997     65,000,000.00            0.00            0.00   5.49750
1    04/15/1997     61,721,677.88    3,278,322.12      258,077.08   5.49750
2    05/15/1997     58,488,513.49    3,233,164.39      282,762.44   5.49750
3    06/15/1997     55,299,628.54    3,188,884.95      276,882.19   5.49750
4    07/15/1997     52,154,189.97    3,145,438.56      253,341.42   5.49750
5    08/15/1997     49,051,409.26    3,102,780.71      246,895.76   5.49750
6    09/15/1997     45,990,541.64    3,060,867.61      232,207.33   5.49750
7    10/15/1997     42,970,885.39    3,019,656.26      210,694.17   5.49750
8    11/15/1997     39,991,780.94    2,979,104.45      203,422.38   5.49750
9    12/15/1997     37,052,610.10    2,939,170.84      183,212.35   5.49750
10   01/15/1998     34,152,795.14    2,899,814.96      175,405.51   5.49750
11   02/15/1998     31,291,797.86    2,860,997.28      161,677.91   5.49750
12   03/15/1998     28,469,118.67    2,822,679.19      133,798.51   5.49750
13   04/15/1998     25,684,295.56    2,784,823.11      134,771.62   5.49750
14   05/15/1998     22,936,903.13    2,747,392.44      117,666.18   5.49750
15   06/15/1998     20,226,551.45    2,710,351.67      108,582.34   5.49750
16   07/15/1998     17,552,885.09    2,673,666.37       92,662.89   5.49750
17   08/15/1998     14,915,581.88    2,637,303.21       83,094.63   5.49750
18   09/15/1998     12,314,351.86    2,601,230.02       70,609.74   5.49750
19   10/15/1998      9,748,936.05    2,565,415.81       56,415.12   5.49750
20   11/15/1998      7,219,105.26    2,529,830.78       46,151.06   5.49750
21   12/15/1998      4,724,658.92    2,494,446.34       33,072.53   5.49750
22   01/15/1999      2,265,423.76    2,459,235.16       22,366.34   5.49750
23   02/15/1999              0.00    2,265,423.76       10,724.42   5.49750


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

                                   CONTACTS
                                   --------


          ASSET FINANCE GROUP                          ABS/MBS CAPITAL MARKETS
          -------------------                          -----------------------

                           Phone                                        Phone
                           --------                                     -----
                                                NY:  David Warren       761-1400
NY:  Murray Stoltz         761-1842                  Caroline Morrill   761-1971
     Jack Kattan           761-1850                  Mike Sternberg     761-1976
     Brooke Major          761-1854             LN:  Tim Drayson        425-7046
                                                     Steve White        425-7045
                                                TK:  Atsuo Akai         542-7832


         DEBT SYNDICATE                                 ASSET BACKED TRADING
         --------------                                 --------------------

                           Phone                                        Phone
                           --------                                     -----

                                                NY:  Michael Dillon     761-2068
NY:  Raj Dhanda            761-1955                  Ron Miao           761-2076
LN:  Michael Dee           425-7700             LN:  Rob Rooney         425-7043
TK:  Al Lord               286-9343                  Charlotte Bray     425-7043
HK:  Iain Hardie           848-5996


    ASSET BACKED RESEARCH
    ---------------------

                           Phone
                           --------

NY:  Chip Schorin          761-1452


                                 PLEASE DIRECT
                          ALL QUESTIONS AND ORDERS TO
                            ABS/MBS CAPITAL MARKETS

                             DAVID WARREN (X1400)
                           CAROLINE MORRILL (X1971)


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing obligations of, and beneficial interests in, Green Tree Recreational, Equipment & Consumer Trust 1997-A, and is based in part on information provided by the seller/servicer with respect to the expected characteristics of the pool of consumer loans in which these securities will represent notes and undivided beneficial interests. The actual characteristics and performance of the consumer loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the consumer loans will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the consumer loans contain herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Future Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURE AUTHORITY.

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